UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

IVY FUNDS

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.     REPORTS TO STOCKHOLDERS.

Annual Report

September 30, 2014

Ivy Emerging Markets Local Currency Debt Fund

CONTENTS

Ivy Emerging Markets Local Currency Debt Fund

This report is submitted for the general information of the shareholders of Ivy Emerging Markets Local Currency Debt Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Ivy Emerging Markets Local Currency Debt Fund prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2	ANNUAL REPORT	2014

PRESIDENT’S LETTER

Ivy Funds	SEPTEMBER 30, 2014 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder,

During the fiscal year markets moved in ways that were at odds with traditional patterns, as stocks and bonds rallied simultaneously. Although many investors expected yields to climb in 2014, the reverse occurred. The yield on the benchmark 10-year Treasury, which had moved above 3% in December, ended September at 2.52%, or slightly lower than where it stood a year ago. This move reflected slow economic improvement and continued very low inflation.

Over the past year stocks shook off many negative headlines as major indexes touched record high territory. Beyond potential headwinds on the global front — including unrest in the Middle East and the Ukraine — the U.S. economy experienced a much slower-than-expected start to the year.

Internationally, the European Central Bank (ECB) took the unprecedented step of dropping short-term interest rates into negative territory. The already slow European economy slowed further. The prospect for deflation became real. The ECB move, which essentially charges lenders for holding their money, was one of several that European policymakers have taken in a bid to boost lackluster growth. In China, officials announced their own series of measures designed to boost growth. Lackluster demand, especially for commodities, is creating uncertainty regarding global growth.

Looking ahead, we expect economic improvement to continue in the U.S. We believe the U.S. economy is stronger than most and that U.S. stocks appear to offer the best opportunity for positive returns. Corporate earnings are expected to rise, inflation to remain low and the jobs picture to continue to improve. All of this provides a positive backdrop for stocks. The Federal Reserve seems likely to take its time raising interest rates as it weighs the strength of improvement in the economy.

Economic Snapshot

	9/30/14	9/30/13
S&P 500 Index	1,972.29	1,681.55
MSCI EAFE Index	1,846.08	1,818.23
10-Year Treasury Yield	2.52%	2.64%
U.S. unemployment rate	5.9%	7.2%
30-year fixed mortgage rate	4.3%	4.5%
Oil price per barrel	$91.16	$102.33

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we will continue to closely monitor these and other economic developments in the months ahead.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2014	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES

Ivy Emerging Markets Local Currency Debt Fund	(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2014.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 on the Friday prior to the last week of September each year, the account will be assessed an account fee of $20. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and

Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to the Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)
Fund	Beginning Account Value 4-30-14	Ending Account Value 9-30-14	Expenses Paid During Period*	Beginning Account Value 4-30-14	Ending Account Value 9-30-14	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Ivy Emerging Markets Local Currency Debt Fund
Class A	$1,000	$976.00	$5.14	$1,000	$1,018.86	$6.26	1.25%
Class C	$1,000	$973.00	$8.29	$1,000	$1,015.10	$10.08	2.00%
Class E	$1,000	$976.00	$5.24	$1,000	$1,018.83	$6.26	1.25%
Class I	$1,000	$977.00	$4.15	$1,000	$1,020.09	$5.05	1.00%
Class R	$1,000	$974.00	$6.22	$1,000	$1,017.60	$7.57	1.50%
Class Y	$1,000	$976.00	$5.14	$1,000	$1,018.84	$6.26	1.25%

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 154 days in the six-month period ended September 30, 2014, and divided by 365. Actual inception date of the Fund is 4-30-14 (the date on which shares were first acquired by shareholders).

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, or exchange fees.

4	ANNUAL REPORT	2014

MANAGEMENT DISCUSSION

Ivy Emerging Markets Local Currency Debt Fund	(UNAUDITED)

Below, Simon Lue-Fong, portfolio manager of the Ivy Emerging Markets Local Currency Debt Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2014. Mr. Lue-Fong has been a manager of the Fund since its inception on April 30, 2014. He has 23 years of industry experience.

Performance since Fund inception

Since Fund inception on April 30, 2014
Emerging Markets Local Currency Debt Fund (Class A shares at net asset value)	–2.40%
Emerging Markets Local Currency Debt Fund (Class A shares including sales charges)	–8.01%
Benchmark(s) and/or Lipper Category
J.P. Morgan GBI-EM Global Diversified Index	–2.74%
(reflects the performance of securities generally representing the global bond market)
Lipper Emerging Markets Local Currency Debt Funds Universe Average	–2.19%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Market overview and positioning

The emerging market local currency debt market has been mixed. After an early rally that occurred despite a lack of improved fundamentals, there was a market correction amid concerns that the Federal Reserve (Fed) was nearing an interest rate hike. The Fund outperformed the benchmark index before accounting for sales charges and fees, but the Fund trailed its Lipper peer group.

The Fund’s largest positions were taken in the currency space, which were implemented with foreign exchange forward contracts. Our bias was to be underweight the index given our view that emerging market (EM) growth remained weak and more competitive currencies in several markets are part of the solution for stimulating exports and narrowing the current account deficits of EM countries.

On a net portfolio basis, we have been more than 20% underweight currencies, including the South African rand, the Brazilian real, the Turkish lira and the Russian ruble. These positions detracted from performance during the initial months as the market rallied, but we re-implemented the positions in August and this strongly contributed to performance during September when currencies led a big sell off. As a result, the currency positions made a positive contribution to performance over the reporting period.

However, we had some bullish trades in currencies at the same time, in the form of the Chinese renminbi and the Indian rupee, both off-benchmark, on their individual merits. On the local bond side, we had a bias to be long duration given that growth in most EM countries remained challenged, and we were seeing the trend of central banks cutting interest rates to support growth. These positions were taken in July in Brazil and Mexico as well as Eastern European countries, such as Poland, Hungary and Romania, which performed well early. However, as the market became volatile towards the end of the month, we gave much of the performance back.

An overweight local rates position in the Philippines contributed on the back of another credit rating upgrade and a decision by the central bank not to hike rates. An overweight Thai rates position was positive given a rate cut, while bonds rallied as a result of their safe-haven status for domestic investors during the military coup. A bias to be in the longer end of the curve in Brazil detracted from performance, although we believe Brazil is largely at the end of its rate hiking cycle.

Outlook

We believe yields look attractive while some currencies remain vulnerable, and this could continue to impact local rates. For some countries, though, a weaker currency is part of the solution to stimulate exports and improve their current account balances.

There is more differentiation, with the Philippines and Mexico examples of strong fundamental stories, and correlations have seen some signs of breaking down. With growth remaining challenged in many emerging markets, we believe there is the potential for yield compression from interest rate cuts in Eastern Europe and Latin America.

The asset class still needs to fully recover and has not seen a meaningful return of investor demand. Given tight valuations in EM U.S. dollar denominated debt, we may see investors move along the risk curve towards local currency debt which we believe should improve inflows into the asset class, creating a push factor, but this remains to be seen. With potential gradual improvement in developed market growth, we feel EM should move stronger as well, though it won’t be a straight line as growth remains uneven while the potential for rising U.S. Treasury yields could continue to have an impact. In addition we believe the stronger U.S. dollar theme is likely to continue over the coming months. Notwithstanding the short term challenges, we believe that the asset class remains one of the most attractive areas within fixed income given the transition to more normalized global monetary policy.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

2014	ANNUAL REPORT	5

MANAGEMENT DISCUSSION

Ivy Emerging Markets Local Currency Debt Fund (UNAUDITED)

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Fixed income securities are subject to interest rate risk, especially securities with longer maturities, and, as such, the net asset value of the fund may fall as interest rates rise, especially securities with longer maturities. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. The Fund may seek to manage exposure to various foreign currencies, which may involve additional risks. The value of securities, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates or exchange control regulations. Investing in foreign securities involves a number of risks that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, and could result in greater price volatility; comparatively weak supervision and regulation of securities exchanges, fluctuation in foreign currency exchange rates and related conversion costs, adverse foreign tax consequences, or different and/or less stringent financial reporting standards. Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or principal due to cash flow problems, insufficient foreign currency reserves or political concerns. Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money. The use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Risks resulting from forward foreign currency contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collected. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Emerging Markets Local Currency Debt Fund.

6	ANNUAL REPORT	2014

PORTFOLIO HIGHLIGHTS

Ivy Emerging Markets Local

Currency Debt Fund	ALL DATA IS AS OF SEPTEMBER 30, 2014 (UNAUDITED)

Asset Allocation

Bonds	80.4%
Other Government Securities	80.4%
Cash and Cash Equivalents	19.6%

Quality Weightings

Investment Grade	66.3%
AA	5.9%
A	21.2%
BBB	39.2%
Non-Investment Grade	14.1%
BB	5.6%
B	4.6%
CCC	0.8%
Non-rated	3.1%
Cash and Cash Equivalents	19.6%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

Europe	23.6%
Turkey	6.2%
Hungary	4.5%
Romania	4.5%
Poland	4.3%
Russia	4.1%
North America	4.5%
Mexico	4.5%
South America	21.6%
Columbia	6.0%
Chile	5.9%
Peru	4.7%
Brazil	4.2%
Other South America	0.8%
Pacific Basin	19.1%
Philippines	5.4%
Indonesia	5.0%
Malaysia	4.4%
Thailand	4.3%
Africa	11.6%
South Africa	5.9%
Nigeria	5.7%
Cash and Cash Equivalents	19.6%

2014	ANNUAL REPORT	7

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Ivy Emerging Markets Local Currency Debt Fund	(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class E	Class I	Class R	Class Y
1-year period ended 9-30-14	—	—	—	—	—	—
5-year period ended 9-30-14	—	—	—	—	—	—
10-year period ended 9-30-14	—	—	—	—	—	—
Since inception of Class through 9-30-14	—	—	—	—	—	—
Cumulative return since inception of Class through 9-30-14(4)	-8.01%	-3.67%	-8.01%	-2.30%	-2.60%	-2.40%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month-end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	4-30-14 (the date on which shares were first acquired by shareholders). Performance total returns are considered less than one year from the date on which shares were first acquired by shareholders. Returns for periods of less than one year are cumulative from the date indicated.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

8	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Ivy Emerging Markets Local Currency Debt Fund (in thousands)	SEPTEMBER 30, 2014

OTHER GOVERNMENT SECURITIES+	Principal	Value
Brazil – 4.2%
Brazil Letras do Tesouro Nacional:
0.000%, 4–1–15 (A)(B)	BRL705	$273
0.000%, 1–1–18 (A)(B)	200	56
Brazil Notas do Tesouro Nacional:
10.000%, 1–1–17 (A)	1,000	391
10.000%, 1–1–23 (A)	870	316
10.000%, 1–1–25 (A)	1,470	522

		1,558

Chile – 5.9%
Republic of Chile,
5.500%, 8–5–20 (A)	CLP1,250,000	2,204

Columbia – 6.0%
Colombian TES:
8.000%, 10–28–15 (A)	COP1,500,000	765
11.250%, 10–24–18 (A)	850,000	499
10.000%, 7–24–24 (A)	792,000	477
6.000%, 4–28–28 (A)	1,115,000	490

		2,231

Hungary – 4.5%
Hungary Government Bond:
5.500%, 2–12–16 (A)	HUF110,000	470
7.000%, 6–24–22 (A)	80,000	380
6.000%, 11–24–23 (A)	106,240	479
5.500%, 6–24–25 (A)	76,510	332

		1,661

Indonesia – 5.0%
Indonesia Government Bond:
5.250%, 5–15–18 (A)	IDR1,200,000	90
6.125%, 5–15–28 (A)	5,500,000	362
9.000%, 3–15–29 (A)	12,100,000	1,009
8.250%, 6–15–32 (A)	600,000	47
8.375%, 3–15–34 (A)	4,200,000	325

		1,833

Malaysia – 4.4%
Malaysia Government Bond:
3.197%, 10–15–15 (A)	MYR400	122
3.172%, 7–15–16 (A)	2,220	674
3.394%, 3–15–17 (A)	400	122
4.181%, 7–15–24 (A)	430	134
4.392%, 4–15–26 (A)	180	56
4.232%, 6–30–31 (A)	250	76
4.127%, 4–15–32 (A)	22	7
4.935%, 9–30–43 (A)	1,350	424

		1,615

Mexico – 4.5%
Mexican Bonos:
8.000%, 12–17–15 (A)	MXN6,830	537
7.750%, 5–29–31 (A)	2,650	218
8.500%, 11–18–38 (A)	4,620	406
7.750%, 11–13–42 (A)	5,967	487

		1,648

OTHER GOVERNMENT SECURITIES+ (Continued)	Principal	Value
Nigeria – 5.7%
Nigeria Government Bond:
15.100%, 4–27–17 (A)	NGN140,000	$911
7.000%, 10–23–19 (A)	160,000	792
14.200%, 3–14–24 (A)	60,000	401

		2,104

Peru – 4.7%
Republic of Peru:
7.840%, 8–12–20 (A)	PEN850	335
8.200%, 8–12–26 (A)	1,025	422
6.950%, 8–12–31 (A)	700	252
6.900%, 8–12–37 (A)	2,080	726

		1,735

Philippines – 5.4%
Republic of Philippines:
3.900%, 11–26–22 (A)	PHP37,000	811
6.250%, 1–14–36 (A)	50,000	1,194

		2,005

Poland – 4.3%
Poland Government Bond:
5.000%, 4–25–16 (A)	PLN2,000	632
5.750%, 9–23–22 (A)	1,000	363
4.000%, 10–25–23 (A)	1,430	466
5.750%, 4–25–29 (A)	280	109

		1,570

Romania – 4.5%
Romania Government Bond:
5.800%, 10–26–15 (A)	RON2,050	606
5.750%, 4–29–20 (A)	460	144
5.950%, 6–11–21 (A)	100	32
5.850%, 4–26–23 (A)	2,730	871

		1,653

Russia – 4.1%
Russia Government Bond:
6.900%, 8–3–16 (A)	RUB13,500	330
7.000%, 1–25–23 (A)	8,600	190
8.150%, 2–3–27 (A)	9,500	222
7.050%, 1–19–28 (A)	36,100	761

		1,503

South Africa – 5.9%
Republic of South Africa:
13.500%, 9–15–15 (A)	ZAR3,133	295
13.500%, 9–15–16 (A)	3,133	310
8.250%, 9–15–17 (A)	3,500	319
7.000%, 2–28–31 (A)	1,000	75
6.250%, 3–31–36 (A)	800	53
6.500%, 2–28–41 (A)	1,100	73
8.750%, 2–28–48 (A)	12,120	1,048

		2,173

Thailand – 4.3%
Thailand Government Bond:
4.125%, 11–18–16 (A)	THB8,900	284
3.875%, 6–13–19 (A)	4,300	138
3.650%, 12–17–21 (A)	8,000	253

OTHER GOVERNMENT SECURITIES+ (Continued)	Principal	Value
Thailand (Continued)
3.580%, 12–17–27 (A)	THB1,000	$31
4.875%, 6–22–29 (A)	22,000	766
4.675%, 6–29–44 (A)	2,817	95

		1,567

Turkey – 6.2%
Turkey Government Bond:
10.000%, 6–17–15 (A)	TRY1,930	850
10.400%, 3–27–19 (A)	890	402
10.500%, 1–15–20 (A)	150	69
8.800%, 9–27–23 (A)	2,380	984

		2,305

Venezuela – 0.8%
Petroleos de Venezuela S.A.,
5.250%, 4–12–17	$100	70
Republic of Venezuela:
12.750%, 8–23–22	40	33
9.000%, 5–7–23	20	14
9.250%, 9–15–27	100	69
11.950%, 8–5–31	120	91

		277

TOTAL OTHER GOVERNMENT SECURITIES – 80.4%		$29,642
(Cost: $31,050)

SHORT-TERM SECURITIES
Commercial Paper – 16.2%
Clorox Co. (The),
0.210%, 10–7–14 (C)	1,000	1,000
Enbridge, Inc.,
0.310%, 11–6–14 (C)	1,400	1,400
Harley-Davidson Financial Services (GTD by Harley-Davidson Credit Corp.),
0.170%, 10–9–14 (C)	1,500	1,499
Kellogg Co.,
0.180%, 10–23–14 (C)	1,500	1,500
Sonoco Products Co.,
0.170%, 10–1–14 (C)	598	598

		5,997

Master Note – 2.9%
Toyota Motor Credit Corp.,
0.102%, 10–7–14 (D)	1,053	1,053

TOTAL SHORT-TERM SECURITIES – 19.1%		$7,050
(Cost: $7,050)

TOTAL INVESTMENT SECURITIES – 99.5%		$36,692
(Cost: $38,100)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		167

NET ASSETS – 100.0%		$36,859

2014	ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS

Ivy Emerging Markets Local Currency Debt Fund (in thousands)	SEPTEMBER 30, 2014

NOTES TO SCHEDULE OF INVESTMENTS

+	Other Government Securities include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

*	Not shown due to rounding.

(A)	Principal amounts are denominated in the indicated foreign currency, where applicable (BRL — Brazilian Real, CLP — Chilean Peso, COP — Columbian Peso, HUF — Hungarian Forint, IDR — Indonesian Rupiah, MXN — Mexican Peso, MYR — Malaysian Ringgit, NGN — Nigeria naira, PEN — Peruvian Neuvo Sol, PHP — Philippine Peso, PLN — Polish Zloty, RON — Romania Leu, RUB — Russian Ruble, THB — Thai Baht, TRY — Turkish New Lira and ZAR — South African Rand).

(B)	Zero coupon bond.

(C)	Rate shown is the yield to maturity at September 30, 2014.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2014. Date shown represents the date the variable rate resets.

The following forward foreign currency contracts were outstanding at September 30, 2014:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation		Unrealized Depreciation
Buy	Australian Dollar	Barclays Capital, Inc.	690	12–5–14	$—		$20
Sell	Australian Dollar	Barclays Capital, Inc.	690	12–5–14	39		—
Buy	Brazilian Real	Credit Suisse International	2,498	10–2–14	—		27
Buy	Brazilian Real	Barclays Capital, Inc.	990	10–2–14	—		21
Buy	Brazilian Real	Credit Suisse International	1,579	11–4–14	—		3
Sell	Brazilian Real	Goldman Sachs International	989	10–2–14	17		—
Sell	Brazilian Real	Credit Suisse International	2,498	10–2–14	27		—
Buy	Chilean Peso	Credit Suisse International	85,373	11–12–14	—		5
Sell	Chilean Peso	Barclays Capital, Inc.	53,388	11–12–14	3		—
Buy	Chinese Yuan Renminbi	Citibank N.A.	1,800	10–8–14	—	*	—
Buy	Chinese Yuan Renminbi	Goldman Sachs International	1,200	10–8–14	—	*	—
Buy	Chinese Yuan Renminbi	Barclays Capital, Inc.	600	10–8–14	—	*	—
Buy	Chinese Yuan Renminbi	Barclays Capital, Inc.	250	10–9–14	—	*	—
Buy	Chinese Yuan Renminbi	Goldman Sachs International	1,300	10–9–14	1		—
Buy	Chinese Yuan Renminbi	Barclays Capital, Inc.	300	10–15–14	—	*	—
Buy	Chinese Yuan Renminbi	Goldman Sachs International	2,600	10–15–14	1		—
Buy	Chinese Yuan Renminbi	Credit Suisse International	1,800	10–17–14	1		—
Buy	Chinese Yuan Renminbi	Deutsche Bank AG	1,840	10–28–14	—		2
Buy	Chinese Yuan Renminbi	Credit Suisse International	3,770	10–28–14	—		2
Buy	Chinese Yuan Renminbi	Credit Suisse International	2,200	11–4–14	1		—
Buy	Chinese Yuan Renminbi	Citibank N.A.	1,800	11–7–14	—		1
Buy	Chinese Yuan Renminbi	Citibank N.A.	3,400	11–14–14	—		—	*
Buy	Chinese Yuan Renminbi	Barclays Capital, Inc.	5,300	2–26–15	—		3
Sell	Chinese Yuan Renminbi	Barclays Capital, Inc.	600	10–8–14	—		—	*
Sell	Chinese Yuan Renminbi	Goldman Sachs International	1,200	10–8–14	—		—	*
Sell	Chinese Yuan Renminbi	Citibank N.A.	1,800	10–8–14	—		—	*
Sell	Chinese Yuan Renminbi	Barclays Capital, Inc.	250	10–9–14	—		—	*
Sell	Chinese Yuan Renminbi	Goldman Sachs International	1,300	10–9–14	—		—	*
Sell	Chinese Yuan Renminbi	Goldman Sachs International	2,790	10–28–14	2		—
Sell	Chinese Yuan Renminbi	Barclays Capital, Inc.	250	11–4–14	—		—	*
Sell	Colombian Peso	Barclays Capital, Inc.	101,593	11–26–14	—	*	—
Buy	Euro	Credit Suisse International	170	10–20–14	—		5
Buy	Euro	Goldman Sachs International	590	12–11–14	—		16
Sell	Euro	Citibank N.A.	170	10–20–14	6		—
Buy	Hungarian Forint	Citibank N.A.	24,000	10–31–14	—		2
Buy	Hungarian Forint	Barclays Capital, Inc.	121,106	10–31–14	—		20
Buy	Hungarian Forint	Deutsche Bank AG	121,531	10–31–14	—		30
Sell	Hungarian Forint	Deutsche Bank AG	21,863	10–31–14	—	*	—
Sell	Hungarian Forint	Credit Suisse International	33,005	10–31–14	8		—
Sell	Hungarian Forint	Barclays Capital, Inc.	129,809	10–31–14	25		—
Buy	Indian Rupee	Goldman Sachs International	28,750	10–9–14	—		5
Buy	Indian Rupee	Barclays Capital, Inc.	9,700	10–9–14	—		1
Sell	Indian Rupee	Credit Suisse International	12,100	10–9–14	3		—
Buy	Indonesian Rupiah	Goldman Sachs International	3,868,000	10–9–14	—		9
Sell	Indonesian Rupiah	Credit Suisse International	1,600,000	11–14–14	3		—
Buy	Malaysian Ringgit	Credit Suisse International	2,217	10–28–14	—		26
Buy	Mexican Peso	Goldman Sachs International	3,100	11–4–14	—		2
Buy	Mexican Peso	Citibank N.A.	8,000	11–4–14	—		8
Buy	Mexican Peso	Barclays Capital, Inc.	14,409	11–4–14	—		15

10	ANNUAL REPORT	2014

SCHEDULE OF INVESTMENTS

Ivy Emerging Markets Local Currency Debt Fund (in thousands)	SEPTEMBER 30, 2014

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation		Unrealized Depreciation
Sell	Mexican Peso	Barclays Capital, Inc.	5,400	11–4–14	$4		$—
Sell	Mexican Peso	Credit Suisse International	5,384	11–4–14	5		—
Sell	Mexican Peso	Citibank N.A.	6,152	11–4–14	5		—
Buy	New Taiwan Dollar	Citibank N.A.	7,200	10–6–14	—		4
Buy	New Taiwan Dollar	Citibank N.A.	7,000	10–31–14	—	*	—
Sell	New Taiwan Dollar	Goldman Sachs International	7,200	10–6–14	4		—
Sell	New Taiwan Dollar	Deutsche Bank AG	7,000	10–31–14	1		—
Buy	Peruvian New Sol	Barclays Capital, Inc.	180	11–25–14	—		1
Buy	Peruvian New Sol	Credit Suisse International	1,667	11–25–14	—		8
Sell	Peruvian New Sol	Credit Suisse International	473	11–25–14	1		—
Buy	Philippine Peso	Goldman Sachs International	12,200	11–3–14	—		6
Buy	Philippine Peso	Credit Suisse International	4,300	11–3–14	—		3
Sell	Philippine Peso	Goldman Sachs International	6,500	11–3–14	1		—
Buy	Polish Zloty	Barclays Capital, Inc.	2,098	10–14–14	—		10
Buy	Romanian Leu	Barclays Capital, Inc.	1,862	11–24–14	—		11
Buy	Russian Ruble	Credit Suisse International	10,500	10–1–14	—		3
Buy	Russian Ruble	Barclays Capital, Inc.	45,900	10–1–14	—		29
Buy	Russian Ruble	Goldman Sachs International	19,200	10–1–14	—		31
Buy	Russian Ruble	Barclays Capital, Inc.	27,700	12–1–14	—		9
Sell	Russian Ruble	Goldman Sachs International	19,200	10–1–14	2		—
Sell	Russian Ruble	Barclays Capital, Inc.	45,900	10–1–14	12		—
Sell	Russian Ruble	Credit Suisse International	10,500	10–1–14	31		—
Buy	Singapore Dollar	Deutsche Bank AG	560	10–7–14	—		8
Buy	Singapore Dollar	Credit Suisse International	660	11–4–14	—		8
Sell	Singapore Dollar	Credit Suisse International	500	10–7–14	7		—
Sell	Singapore Dollar	Deutsche Bank AG	50	11–4–14	1		—
Sell	Singapore Dollar	Credit Suisse International	100	11–4–14	2		—
Sell	Singapore Dollar	Barclays Capital, Inc.	1,570	11–4–14	28		—
Sell	South African Rand	Deutsche Bank AG	388	10–31–14	—	*	—
Sell	South African Rand	Barclays Capital, Inc.	5,320	10–31–14	4		—
Buy	South Korean Won	Citibank N.A.	119,000	10–17–14	—		2
Buy	South Korean Won	Goldman Sachs International	114,000	10–17–14	—		2
Buy	South Korean Won	Credit Suisse International	119,000	10–24–14	—		2
Buy	South Korean Won	Barclays Capital, Inc.	119,000	10–24–14	—		2
Sell	South Korean Won	Goldman Sachs International	230,000	10–17–14	1		—
Sell	South Korean Won	Goldman Sachs International	120,000	10–24–14	—	*	—
Sell	Swiss Franc	Barclays Capital, Inc.	524	12–11–14	11		—
Buy	Thai Baht	Credit Suisse International	20,000	10–22–14	—		5
Sell	Thai Baht	Barclays Capital, Inc.	7,400	11–3–14	—	*	—
Sell	Thai Baht	Deutsche Bank AG	7,400	11–3–14	1		—
Buy	Turkish New Lira	Goldman Sachs International	120	11–5–14	—		1
Buy	Turkish New Lira	Barclays Capital, Inc.	1,837	11–5–14	—		19
Sell	Turkish New Lira	Goldman Sachs International	431	11–5–14	4		—
Sell	Turkish New Lira	Barclays Capital, Inc.	1,351	11–5–14	27		—
Sell	Turkish New Lira	Deutsche Bank AG	1,134	11–5–14	29		—

					$318		$387

The following cross currency forward foreign currency contracts were outstanding at September 30, 2014:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Euro	174	Hungarian Forint	55,000	10–31–14	Citibank N.A.	$4	$—
Hungarian Forint	165,000	Euro	523	10–31–14	Barclays Capital, Inc.	—	10
Swiss Franc	217	Euro	180	10–23–14	Goldman Sachs International	—	1
Swiss Franc	869	Euro	720	10–23–14	Credit Suisse International	—	1

						$4	$12

Total forward foreign currency contracts						$322	$399

The following futures contracts were outstanding at September 30, 2014 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
Euro-Bund 10-Year Bond	Long	12–10–14	12	$2,269	$9

2014	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS

Ivy Emerging Markets Local Currency Debt Fund (in thousands)	SEPTEMBER 30, 2014

The following interest rate swap agreements were outstanding at September 30, 2014:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Value	Unrealized (Depreciation)
JPMorgan Chase Bank N.A.	Receive	7-Day China Fixing Repo Rates	3.565%	6–25–16	$447	$(2)	$(2)
Citibank N.A.	Receive	6-Month Thai Baht Floating-Rate Fix	3.255%	9–30–24	178	— *	— *
Citibank N.A.	Receive	9-Month Taiwanese Dollar Commercial Paper Rate	1.460%	9–29–19	530	(1)	(1)

						$(3)	$(3)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2014. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Other Government Securities	$—	$29,642	$—
Short-Term Securities	—	7,050	—
Total	$—	$36,692	$—
Forward Foreign Currency Contracts	$—	$322	$—
Futures Contracts	$9	$—	$—

Liabilities
Forward Foreign Currency Contracts	$—	$399	$—
Swap Agreements	$—	$3	$—

As of September 30, 2014, there were no transfers between Level 1 and 2 during the period.

The following acronym is used throughout this schedule:

GTD = Guaranteed

Market Sector Diversification
(as a % of net assets)
Other Government Securities	80.4%
Other+	19.6%

+	Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

12	ANNUAL REPORT	2014

STATEMENT OF ASSETS AND LIABILITIES

Ivy Emerging Markets Local Currency Debt Fund	AS OF SEPTEMBER 30, 2014

(In thousands, except per share amounts)
ASSETS
Investments in unaffiliated securities at value+	$36,692
Investments at Value	36,692
Cash	1
Restricted cash	32
Investment securities sold receivable	151
Interest receivable	662
Capital shares sold receivable	133
Receivable from affiliates	125
Unrealized appreciation on forward foreign currency contracts	322
Unrealized appreciation on swap agreements	—	*
Variation margin receivable	3
Prepaid and other assets	100
Total Assets	38,221

LIABILITIES
Investment securities purchased payable	737
Capital shares redeemed payable	73
Independent Trustees and Chief Compliance Officer fees payable	—	*
Overdraft due to foreign custodian+	131
Distribution and service fees payable	—	*
Shareholder servicing payable	4
Investment management fee payable	1
Accounting services fee payable	3
Unrealized depreciation on forward foreign currency contracts	399
Unrealized depreciation on swap agreements	3
Other liabilities	11
Total Liabilities	1,362
Total Net Assets	$36,859

NET ASSETS
Capital paid in (shares authorized — unlimited)	$37,962
Undistributed net investment income	408
Accumulated net realized loss	(7)
Net unrealized depreciation	(1,504)
Total Net Assets	$36,859

CAPITAL SHARES OUTSTANDING:
Class A	2,024
Class C	221
Class E	200
Class I	828
Class R	200
Class Y	304

NET ASSET VALUE PER SHARE:
Class A	$9.76
Class C	9.73
Class E	9.76
Class I	9.77
Class R	9.74
Class Y	9.76

+COST
Investments in unaffiliated securities at cost	$38,100
Cash denominated in foreign currencies at cost	131

*Not	shown due to rounding.

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	13

STATEMENT OF OPERATIONS Ivy Emerging Markets Local Currency Debt Fund	FOR THE PERIOD FROM APRIL 30, 2014 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2014

(In thousands)
INVESTMENT INCOME
Interest and amortization from unaffiliated securities	$654
Foreign interest withholding tax	(6)
Total Investment Income	648

EXPENSES
Investment management fee	115
Distribution and service fees:
Class A	15
Class C	9
Class E	2
Class R	4
Class Y	3
Shareholder servicing:
Class A	5
Class C	— *
Class E	— *
Class I	5
Class R	2
Class Y	2
Registration fees	2
Offering costs	49
Custodian fees	10
Independent Trustees and Chief Compliance Officer fees	— *
Accounting services fee	12
Professional fees	52
Other	1
Total Expenses	288
Less:
Expenses in excess of limit	(125)
Total Net Expenses	163
Net Investment Income	485

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(88)
Futures contracts	15
Swap agreements	3
Forward foreign currency contracts	(7)
Foreign currency exchange transactions	(37)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(1,408)
Futures contracts	9
Swap agreements	(3)
Forward foreign currency contracts	(77)
Foreign currency exchange transactions	(25)
Net Realized and Unrealized Loss	(1,618)
Net Decrease in Net Assets Resulting from Operations	$(1,133)

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

14	ANNUAL REPORT	2014

STATEMENT OF CHANGES IN NET ASSETS

Ivy Emerging Markets Local Currency Debt Fund

(In thousands)	Period from 4-30-14 (commencement of operations) to 9-30-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$485
Net realized loss on investments	(114)
Net change in unrealized depreciation	(1,504)
Net Decrease in Net Assets Resulting from Operations	(1,133)

Distributions to Shareholders From:
Net investment income:
Class A	—
Class C	—
Class E	—
Class I	—
Class R	—
Class Y	—
Net realized gains:
Class A	—
Class C	—
Class E	—
Class I	—
Class R	—
Class Y	—
Capital Share Transactions	37,992
Net Increase in Net Assets	36,859
Net Assets, Beginning of Period	—
Net Assets, End of Period	$36,859
Undistributed net investment income	$408

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	15

FINANCIAL HIGHLIGHTS

Ivy Emerging Markets Local Currency Debt Fund	FOR A SHARE OF CAPITAL STOCK OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains
Class A Shares
Period ended 9-30-2014(4)	$10.00	$0.16	$(0.40)	$(0.24)	$—	$—
Class C Shares
Period ended 9-30-2014(4)	10.00	0.13	(0.40)	(0.27)	—	—
Class E Shares
Period ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—
Class I Shares
Period ended 9-30-2014(4)	10.00	0.17	(0.40)	(0.23)	—	—
Class R Shares
Period ended 9-30-2014(4)	10.00	0.15	(0.41)	(0.26)	—	—
Class Y Shares
Period ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 30, 2014 (commencement of operations of the class) through September 30, 2014.

(5)	Annualized.
(6)	Ratio of expenses to average net assets excluding offering cost was 1.80%.

(7)	Ratio of expenses to average net assets excluding offering cost was 2.47%.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.71%.

(9)	Ratio of expenses to average net assets excluding offering cost was 1.61%.

(10)	Ratio of expenses to average net assets excluding offering cost was 1.96%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.86%.

(12)	For the period ended September 30, 2014.

16	ANNUAL REPORT	2014

	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Period ended 9-30-2014(4)	$—	$9.76	-2.40%	$20	1.25	%(5)	3.70	%(5)	2.18	%(5)(6)	2.77	%(5)	18	%(12)
Class C Shares
Period ended 9-30-2014(4)	—	9.73	-2.70	2	2.00	(5)	2.95	(5)	2.85	(5)(7)	2.10	(5)	18	(12)
Class E Shares
Period ended 9-30-2014(4)	—	9.76	-2.40	2	1.25	(5)	3.72	(5)	2.09	(5)(8)	2.88	(5)	18	(12)
Class I Shares
Period ended 9-30-2014(4)	—	9.77	-2.30	8	1.00	(5)	3.97	(5)	1.99	(5)(9)	2.98	(5)	18	(12)
Class R Shares
Period ended 9-30-2014(4)	—	9.74	-2.60	2	1.50	(5)	3.47	(5)	2.59	(5)(10)	2.38	(5)	18	(12)
Class Y Shares
Period ended 9-30-2014(4)	—	9.76	-2.40	3	1.25	(5)	3.72	(5)	2.24	(5)(11)	2.73	(5)	18	(12)

See Accompanying Notes to Financial Statements.

2014	ANNUAL REPORT	17

NOTES TO FINANCIAL STATEMENTS

Ivy Emerging Markets Local Currency Debt Fund	SEPTEMBER 30, 2014

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Emerging Markets Local Currency Debt Fund (the “Fund”) is the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of the Fund are described more fully in the Fund’s Prospectus and Statement of Additional Information (“SAI”). The Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

The Fund offers Class A, Class C, Class E, Class I, Class R, and Class Y shares. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, C, E, R and Y have a distribution and service plan. Class I shares are not included in the plan.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

It is the policy of the Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the period ended September 30, 2014, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency

18	ANNUAL REPORT	2014

and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default and is not obligated to dispose of securities whose issuers subsequently default.

The Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). The Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Fund are shown on the Statement of Operations.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Fund’s investments are reported at fair value. Fair value is defined as the price that the Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. The Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and other assets are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

2014	ANNUAL REPORT	19

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or assets are valued at fair value, as determined in good faith by the Board or WRSCO pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events. WRSCO has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When the Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by the Fund may differ from the value that will ultimately be realized at the time the securities were sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major classes of assets and liabilities measured at fair value on a recurring basis follows:

Other Government Securities. Other government securities include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities. The fair value of other government securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most other government securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE provided by an independent pricing service. Swaps are valued by an independent pricing service unless the price is unavailable, in

20	ANNUAL REPORT	2014

which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, with significant observable inputs are is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation for all Level 3 investments still held as of September 30, 2014, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

The Fund may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Fund uses derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Fund’s financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to the Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Futures Contracts. The Fund may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

2014	ANNUAL REPORT	21

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Contracts. Options purchased by the Fund are accounted for in the same manner as portfolio securities. The cost of instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether the Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by the Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase the Fund’s exposure to the underlying instrument. With written options, there may be times when the Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument. Additionally, to the extent the Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Swap Agreements. The Fund may invest in swap agreements.

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

The creditworthiness of the counterparty with which the Fund enters into a swap agreement is monitored by IICO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss the Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. The Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. FASB Accounting Standards Update 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity that has financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The following tables present financial instruments subject to master netting agreements as of September 30, 2014:

Assets

						Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets		Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities		Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy Emerging Markets Local Currency Debt Fund
Unrealized appreciation on forward foreign currency contracts	$322		$—	$322		$(322)	$—	$—	$—
Unrealized appreciation on swap agreements	—	*	—	—	*	— *	—	—	—	*
Total	$322		$—	$322		$(322)	$—	$—	$—	*

22	ANNUAL REPORT	2014

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy Emerging Markets Local Currency Debt Fund
Unrealized depreciation on forward foreign currency contracts	$399	$—	$399	$(322)	$—	$—	$77
Unrealized depreciation on swap agreements	3	—	3	— *	—	—	3
Total	$402	$—	$402	$(322)	$—	$—	$80

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2014:

		Assets			Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value		Statement of Assets & Liabilities Location	Value
Ivy Emerging Markets Local Currency Debt Fund	Interest rate	Unrealized appreciation on swap agreements	$—	*	Unrealized depreciation on swap agreements	$3
	Interest rate	Unrealized appreciation on futures contracts**	9			—
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	322		Unrealized depreciation on forward foreign currency contracts	399

*	Not shown due to rounding.

**	The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of period ended September 30, 2014.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the period ended September 30, 2014:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Emerging Markets Local Currency Debt Fund	Foreign currency	$—	$—	$—	$—	$(7)	$(7)
	Interest rate	(5)	3	15	—	—	13

*	Purchased options are reported as investments in unaffiliated securities and are reflected in the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the period ended September 30, 2014:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Emerging Markets Local Currency Debt Fund	Foreign currency	$—	$—	$—	$—	$(77)	$(77)
	Interest rate	—	(3)	9	—	—	6

During the period ended September 30, 2014, the average derivative volume was as follows:

Fund	Long forward contracts(1)	Short forward contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)	Written options(1)
Ivy Emerging Markets Local Currency Debt Fund	$26,297	$26,329	$975	$225	$8,220	$206	$—

(1)	Average value outstanding during the period.

(2)	Average notional amount outstanding during the period.

2014	ANNUAL REPORT	23

Objectives	and Strategies

Ivy Emerging Markets Local Currency Debt Fund. The Fund’s objectives in using derivatives during the period included hedging an investment in one currency back to another currency, hedging various instruments and increasing investment income or gain in the Fund. To hedge an investment in one currency back to another currency, the Fund utilized forward foreign currency contracts. To hedge various instruments and increase investment income or gain, the fund utilized interest rate swaps, futures contracts and purchased options on futures contracts.

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as the Fund’s investment manager. The management fee is accrued daily by the Fund at the following annual rates as a percentage of average daily net assets:

Fund	$0 to $1 billion	$1 billion to $2 billion	Over $2 billion
Ivy Emerging Markets Local Currency Debt Fund	0.90%	0.85%	0.80%

Under an agreement between IICO and Pictet Asset Management Limited (“Pictet UK”) and Pictet Asset Management (Singapore) PTE Ltd. (“Pictet Singapore”, and collectively with Pictet UK, “Pictet”), Pictet serves as subadvisers to the Fund. The subadvisers make investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all costs applicable of the subadvisers.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, the Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, the Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Administrative Fee. The Fund also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until the Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, the Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, the Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, the Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. The Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries. If the aggregate annual rate of the WISC transfer agent fee and the costs charged by the financial services companies exceeds $18.00 per account for the Fund, WISC will reimburse the Fund the amount in excess of $18.00.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with the Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. The Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee, based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), the Fund may pay a distribution and/or service fee to Ivy Funds Distributors, Inc. (“IFDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IFDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class C Shares. Under the Distribution and Service Plan, the Fund may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class C shares to compensate IFDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, the Fund may pay IFDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IFDI for, either directly or through third parties, distributing the Class R shares of the Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, the Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of the Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

24	ANNUAL REPORT	2014

Offering costs. The Fund bears all costs associated with the offering expenses of the Fund including legal, printing and support services. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

Sales Charges. As principal underwriter for the Trust’s shares, IFDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of Class C or certain Class A and Class E shares and is paid to IFDI. During the period ended September 30, 2014, IFDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC			Commissions Paid(1)
		Class A	Class C	Class E
Ivy Emerging Markets Local Currency Debt Fund	$18	$—	$—	$—	$17

(1)	IFDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. Fund and class expense limitations and related waivers/reimbursements for the period ended September 30, 2014 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Emerging Markets Local Currency Debt Fund	All Classes	Contractual	4-30-2014	1-31-2016	N/A	$111	(1)	Investment Management Fee
	Class A	Contractual	4-30-2014	1-31-2016	1.25%	$5		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	4-30-2014	1-31-2016	2.00%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-30-2014	1-31-2016	1.40%	$—		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-30-2014	1-31-2016	1.00%	$5		12b-1 Fees and/or Shareholder Servicing
	Class R	Contractual	4-30-2014	1-31-2016	1.50%	$2		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	4-30-2014	1-31-2016	Not to exceed Class A	$2		12b-1 Fees and/or Shareholder Servicing

*Not	shown due to rounding.

(1)	Due to Class A, Class C, Class E, Class I, Class R and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

Any amounts due to the Fund as a reimbursement but not paid as of September 30, 2014 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

6.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios; referred to with the Fund for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Fund made no Interfund Loans under the Interfund Lending Program during the period ended September 30, 2014.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the period ended September 30, 2014, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Emerging Markets Local Currency Debt Fund	$—	$35,292	$—	$4,580

2014	ANNUAL REPORT	25

8.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of the Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Emerging Markets Local Currency Debt Fund
	Period from 4-30-14 (commencement of operations) to 9-30-14
	Shares	Value
Shares issued from sale of shares:
Class A	3,021	$30,649
Class C	235	2,353
Class E	200	2,000
Class I	1,582	16,039
Class R	200	2,000
Class Y	604	6,125
Shares issued in reinvestment of distributions to shareholders:
Class A	N/A	N/A
Class C	N/A	N/A
Class E	N/A	N/A
Class I	N/A	N/A
Class R	N/A	N/A
Class Y	N/A	N/A
Shares redeemed:
Class A	(997)	(10,214)
Class C	(14)	(139)
Class E	N/A	N/A
Class I	(754)	(7,740)
Class R	N/A	N/A
Class Y	(300)	(3,081)
Net increase	3,777	$37,992

9.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2014 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Depreciation
Ivy Emerging Markets Local Currency Debt Fund	$38,113	$7	$1,428	$(1,421)

For Federal income tax purposes, the Fund’s distributed and undistributed earnings and profit for the period ended September 30, 2014 and the post-October and late-year ordinary activity were as follows:

Fund	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy Emerging Markets Local Currency Debt Fund	$—	$394	$—	$10	$—	$—	$—

Internal Revenue Code regulations permit the Fund to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. The Fund is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

26	ANNUAL REPORT	2014

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), partnership transactions, and expiring capital loss carryovers.

At September 30, 2014, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Ivy Emerging Markets Local Currency Debt Fund	$(77)	$107	$(30)

2014	ANNUAL REPORT	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ivy Emerging Markets Local Currency Debt Fund

To the Shareholders and Board of Trustees of Ivy Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ivy Emerging Markets Local Currency Debt Fund (the “Fund”), one of the series constituting Ivy Funds, as of September 30, 2014, and the related statements of operations, changes in net assets, and the financial highlights for the period from April 30, 2014 (commencement date) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ivy Emerging Markets Local Currency Debt Fund as of September 30, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period from April 30, 2014 (commencement date) through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

November 21, 2014

28	ANNUAL REPORT	2014

BOARD OF TRUSTEES AND OFFICERS

Ivy Funds

Ivy Emerging Markets Local Currency Debt Fund (“Fund”) was effective on April 30, 2014, and is a series of Ivy Funds (the “Trust”) that is governed by the Board of Trustees (the “Board”). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”) and therefore qualify as Disinterested Trustees. The Board elects the officers who are responsible for administering the Funds’ day-to-day operations. The Trustees of the Fund are also Trustees of 32 additional portfolios of the Trust. The Waddell & Reed Fund Complex (“Fund Complex”) is comprised of the Ivy Family of Funds, the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (20 funds), Ivy Funds Variable Insurance Portfolios (29 funds) and InvestEd Portfolios (3 funds). Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Advisors Fund Complex. Each member of the Board is also a member of the Board of Trustees of IVH.

Joseph Harroz, Jr. serves as Independent Chair of the Trust’s Board and of the Board of Trustees of IVH.

A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.800.777.6472. It is also available on the Ivy Funds website, www.ivyfunds.com.

Disinterested Trustees

The following table provides information regarding each Disinterested Trustee.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present).	86	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services) (1985 to present); Member of Kansas Board of Regents (2007 to 2011); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2011); Trustee of Advisors Fund Complex (52 portfolios overseen); Trustee of IVH (1 portfolio overseen).
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2008	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Premium Gold Foods (2006 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Member/Secretary, The Metochoi Group LLC (1999 to present).	34	Trustee of IVH (1 portfolio overseen).
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2008 2008	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present).	86	Director and Investor, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewbourne Family Support Organization (non-profit) (2003 to present); Director/Trustee, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Trustee of Advisors Fund Complex (52 portfolios overseen); Trustee of IVH (1 portfolio overseen).

2014	ANNUAL REPORT	29

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2008	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Co-owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	34	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Trustee of IVH (1 portfolio overseen).
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	2008	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present).	86	Trustee of Advisors Fund Complex (52 portfolios overseen); Trustee of IVH (1 portfolio overseen).
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2008	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	34	Director of Executive Board, Cox Business School, Southern Methodist University (1998 to present); Lead Director of Northwestern Mutual Funds (2003 to present); Director, d-bx Target Date Funds (2007 to present); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee of IVH (1 portfolio overseen).
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	34	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to present); Trustee of IVH (1 portfolio overseen).

Interested Trustees

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund’s investment manager, IICO, the Fund’s principal underwriter, IFDI, and the Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of his personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/ Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	2008 2008	Chairman of WDR (January 2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of IICO (2002 to present); President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) (1993 to present); President and Trustee of each of the funds in the Fund Complex.	86	Director of WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed, Inc.; Director, Blue Cross Blue Shield of Kansas City.

30	ANNUAL REPORT	2014

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Mara D. Herrington 6300 Lamar Avenue Overland Park KS 66202 1964	Vice President Secretary	2008 2008	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present).
Joseph W. Kauten 6300 Lamar Avenue Overland Park KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present).
Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.
Wendy J. Hills 6300 Lamar Avenue Overland Park KS 66202 1970	Vice President General Counsel Assistant Secretary	2014 2014 2014	2014 2014 2014	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2014 to present).
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed, Inc. and IFDI (2010 to present).

*	This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

2014	ANNUAL REPORT	31

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

Ivy Emerging Markets Local Currency Debt Fund

At a meeting of the Board of Trustees (the “Board”) of Ivy Funds (the “Trust”) held on November 12, 2013, the trustees, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an amendment to the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, on behalf of Ivy Emerging Markets Local Currency Debt Fund (the “Fund”), to include the Fund under the Management Agreement. The Board also considered and approved an investment subadvisory agreement (the “Subadvisory Agreement”) by and among IICO, Pictet Asset Management Limited and Pictet Asset Management (Singapore) Pte Ltd. (collectively, “Pictet”). The Fund is a newly created series of the Trust.

The Independent Trustees were assisted in their consideration of the Management Agreement and the Subadvisory Agreement (together, the “Agreements”) by independent legal counsel, and met with such counsel separately from representatives of IICO. Independent legal counsel had provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its review of the Agreements, including, among other things, the nature and the quality of the services proposed to be provided to the Fund by IICO and Pictet, potential profitability of each of IICO and Pictet (including any fall-out benefits) from their proposed relationship with the Fund, projected economies of scale, the role played by the Independent Trustees and information on comparative fees and expenses. The material factors and conclusions that formed the basis for the Board’s determination to approve the Agreements are discussed below.

In considering the Agreements, the Board noted that although the Fund had not yet commenced operations, the Fund appeared to be designed to be able to achieve acceptable performance. The Board also considered the proposed expenses of the Fund, the cost of the services proposed to be provided by IICO and Pictet, including as compared to the other Funds in the Trust family and comparable funds. The Board also noted the proposed expense cap agreement, and concluded that the proposed expenses of the Fund were acceptable. The Board did not discuss possible economies of scale because the Fund had not yet commenced operations. The Board noted that it would monitor profitability once the Fund began operations. The Board considered the nature, extent and quality of services proposed to be provided to the Fund by IICO and Pictet, taking into account the investment objective and strategy of the Fund, the Board’s experience with IICO, and with respect to Pictet, the information that IICO had presented to the Board on Pictet, Pictet’s prior presentation on its capabilities and global resources available to it, and other materials previously provided to the Board on the Fund. In addition, the Board reviewed the resources and key personnel of IICO and Pictet, especially those proposed to provide investment management services to the Fund. The Board also considered other services proposed to be provided to the Fund by IICO based upon its current experiences with IICO, such as IICO’s ability to monitor adherence to the Fund’s investment restrictions, producing reports, providing support services for the Board and Board committees on Fund matters, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures and with applicable laws and regulations. The Board also took into account the compliance environment at IICO and Pictet, noting the resources that IICO has dedicated towards compliance. The Board concluded that the nature and extent of the services proposed to be provided by IICO and Pictet are reasonable, considering the quality of the services currently provided by IICO for other Funds of the Trust, and with respect to Pictet, based upon its presentation and experience. The Board also discussed whether either of IICO or Pictet would derive any other direct or indirect benefits from serving as investment adviser and subadviser, respectively, to the Fund. The Board considered the benefits that would accrue to IICO and Pictet from their relationship with the Fund, including the fact that a variety of services for the Fund were proposed to be provided by affiliates of IICO, including distribution, shareholder servicing and transfer agency services. After consideration of these and other factors, the Board concluded that none of IICO, Pictet, or any of their affiliates would receive any additional direct benefits that would preclude the Board from approving the Agreements for the Fund.

At a meeting of the Board held on August 12, 2014, the Board, including the Independent Trustees, unanimously approved the continuance of the Management Agreement and the Subadvisory Agreement. The Board considered that it had recently reviewed extensive materials in connection with its initial approvals at the November 12, 2013 meeting, IICO had indicated there were no material changes to those materials and the Fund had commenced operations only a short time before the August 12, 2014 meeting.

32	ANNUAL REPORT	2014

ANNUAL PRIVACY NOTICE

Ivy Emerging Markets Local Currency Debt Fund

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Funds Distributor, Inc. (“IFDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

2014	ANNUAL REPORT	33

PROXY VOTING INFORMATION

Ivy Emerging Markets Local Currency Debt Fund

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the period from April 30, 2014 (commencement of operations) to June 30, 2014 is available on Form N-PX through the Ivy Funds’ website at www.ivyfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Ivy Emerging Markets Local Currency Debt Fund

Portfolio holdings can be found on the Trust’s website at www.ivyfunds.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE

Ivy Emerging Markets Local Currency Debt Fund

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:

Ivy Emerging Markets Local Currency Debt Fund

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

34	ANNUAL REPORT	2014

The Ivy Funds Family

Domestic Equity Funds

Ivy Core Equity Fund

Ivy Dividend Opportunities Fund

Ivy Large Cap Growth Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Small Cap Growth Fund

Ivy Small Cap Value Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

Global/International Funds

Ivy Cundill Global Value Fund

Ivy Emerging Markets Equity Fund

Ivy Emerging Markets Local Currency Debt Fund

Ivy European Opportunities Fund

Ivy Global Equity Income Fund

Ivy Global Income Allocation Fund

Ivy International Core Equity Fund

Ivy International Growth Fund

Ivy Managed International Opportunities Fund

Specialty Funds

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy Global Natural Resources Fund

Ivy Global Real Estate Fund

Ivy Global Risk-Managed Real Estate Fund

Ivy Real Estate Securities Fund

Ivy Science and Technology Fund

Fixed Income Funds

Ivy Bond Fund

Ivy Global Bond Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Money Market Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

1.800.777.6472

Visit us online at www.ivyfunds.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Funds Distributor, Inc.

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Ivy Funds, call your financial advisor or visit us online at www.ivyfunds.com. Please read the prospectus, or summary prospectus, carefully before investing.

2014	ANNUAL REPORT	35

ANN-EMLCD (9-14)

ITEM 2.    CODE OF ETHICS

(a)	As of September 30, 2014, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of Jarold W. Boettcher, James D. Gressett, and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2014	$32,000
2013	0

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2014	$0
2013	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2014	$0
2013	0

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2014	$0
2013	0

These fees are related to the review of internal control.

(e)(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $147,801 and $143,100 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a)(1)	The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ivy Funds (Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: December 8, 2014

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date: December 8, 2014